Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDED AND RESTATED INVENTORY FINANCING AND SECURITY AGREEMENT

I. THE PARTIES TO THIS AGREEMENT

This Amended and Restated Inventory Financing and Security Agreement (“Agreement”) is effective as of November 4, 2022 (the “Effective Date”), and is made by and among the following parties:

A.
Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey) (together with its successors and assigns, “Bank”), a Utah state-chartered bank with a local business office currently located at 5851 Legacy Circle, Suite 200, Plano, Texas 75024; and

B.
Ally Financial Inc., a Delaware corporation (together with its successors and assigns, “Ally”) with a local business office currently located at 5851 Legacy Circle, Suite 200, Plano, Texas 75024 (together with Bank, the “Ally Parties” and Bank and Ally each being, an “Ally Party”);

C.
Vroom Automotive, LLC, a Texas limited liability company, formerly known as Left Gate Property Holding, LLC, doing business as Texas Direct Auto and Vroom, with its principal executive office currently located at 12053 Southwest Freeway, Stafford, Texas 77477 (“Dealership”); and

D.
Vroom, Inc., a Delaware corporation, with its principal executive office currently located at 3600 W. Sam Houston Pkwy S, Floor 4, Houston, Texas 77042 (“Vroom”).

II. THE RECITALS

The essential facts relied on by Bank, Ally and Dealership as true and complete, and giving rise to this Agreement, are as follows:

A.
From time to time, Dealership has and/or intends to acquire one or more used automobiles, trucks, cars, vans, motor vehicles, and/or other vehicles (together with all accessories, accessions, additions and attachments to such vehicles, the “Vehicle(s)”) from one or more manufacturer, distributor, dealer, auctioneer, merchant, customer, broker, seller, or other supplier (“Vehicle Seller(s)”), for the principal purpose of selling or leasing them to retail customers in the ordinary course of business.

B.
To enable Dealership to acquire Vehicles and hold them in inventory, Dealership wants the Ally Parties to provide Dealership with wholesale inventory floorplan finance accommodations by (i) advancing the purchase price of the Vehicles directly to the Vehicle Sellers; (ii) advancing funds to other third parties who are not Vehicle Sellers; or (iii) by loaning money directly to Dealership for Vehicles that were previously purchased from Vehicle Sellers by Dealership (collectively, “Inventory Financing”). (Vehicles acquired with or held as a result of Inventory Financing may be referred to as “Inventory Financed Vehicles.”)

C.
Bank is willing to provide Dealership with Inventory Financing in accordance with all of the provisions of this Agreement.

D.
Ally is willing to provide Dealership with Inventory Financing in accordance with all of the provisions of this Agreement.

E.
Dealership is a wholly owned subsidiary of Vroom. The Ally Parties would not enter into this Agreement but for Vroom’s guaranty of Dealership’s indebtedness and obligations to the Ally Parties. Additionally, certain material covenants and obligations of Dealership under this Agreement must be

Exhibit 10.1

performed by Vroom rather than Dealership. Accordingly, Vroom is a party to this Agreement with respect to certain limited provisions.

F.
The Inventory Financing will be governed by the terms of this Agreement. Accordingly, this Agreement sets forth the rights and duties between Bank and Dealership and between Ally and Dealership concerning Inventory Financing, including establishment of a credit line by which inventory financing advances may be made by either or both of the Ally Parties, payment of principal, interest, and other charges, the grant of security interests in collateral, and other terms and conditions. It is a composition of various alternatives available to Bank and Dealership and to Ally and Dealership, as independent commercial parties. Before execution, each party has carefully read this Agreement and each related document and has consulted with or had an opportunity to consult with an attorney.

G.
The Ally Parties, Dealership and Vroom are parties to an Inventory Financing and Security Agreement, effective as of March 6, 2020 (as amended, the “IFSA”), as amended by:

i.
the First Amendment to Inventory Financing and Security Agreement, effective as of June 19, 2020;
ii.
the Second Amendment to Inventory Financing and Security Agreement, effective as of October 1, 2020;
iii.
the Third Amendment to Inventory Financing and Security Agreement, effective as of December 16, 2021; and
iv.
the Fourth Amendment to Inventory Financing and Security Agreement, effective as of February 24, 2022.

The parties to this Amendment desire to amend and restate the IFSA as provided herein.

III. THE AGREEMENT

In consideration of the premises and the mutual promises in this Agreement, which are acknowledged to be sufficient, Bank, Ally and Dealership agree to the following:

A.
Inventory Finance Accommodations.

1.
Establishment of a Committed Inventory Financing Credit Line. Subject to the terms and conditions of this Agreement,

i.
Ally commits to provide Inventory Financing to Dealership until the Maturity Date (as defined below).

ii.
Bank commits to provide Inventory Financing to Dealership until the Maturity Date.

iii.
The sum of all Inventory Financing by each Ally Party, plus any obligation of each Ally Party to make specific advances to a Vehicle Seller or other party, constitutes a single obligation of Dealership to such Ally Party. The sum of all Inventory Financing plus the sum of all obligations of both of the Ally Parties to make specific advances to Vehicle Sellers or other parties, from the time of the advance, constitutes Dealership’s “Wholesale Outstandings.”

iv.
The “Maturity Date” shall be 5:00 p.m. Eastern Time on March 31, 2024.

2.
Amount of the Credit Line. As of the Effective Date of this Agreement, the aggregate amount of credit that may be extended by the Ally Parties pursuant to this Agreement (the “Credit Line”) shall not exceed $500,000,000. The Ally Parties commit to make the Credit Line available to Dealership during the Term of this Agreement, up to the amount of the Monthly Floorplan Allowance, as defined herein.

Exhibit 10.1

i.
The “Monthly Floorplan Allowance” shall be determined monthly by the Ally Parties and communicated to Dealership within the first two business days of each month. The Monthly Floorplan Allowance shall be equal to the product of:

i.
the greater of (1) five (5) times the aggregate number of units sold retail by Dealership during the most recent month for which such information is available, or (2) the aggregate number of units sold retail by Dealership during the five (5) most recent months for which such information is available; and

ii.
the greater of (1) the average outstanding floorplan balance of all Vehicles on floorplan as of the immediately preceding month-end, or (2) the average monthly outstanding floorplan balance of all Vehicles on floorplan as of the month-end for the immediately preceding five (5) months; in each case, the total floorplan outstanding divided by the total number of units on floorplan.

ii.
The Ally Parties and Dealership intend that the Monthly Floorplan Allowance be based on ordinary retail consumer sales activity. Accordingly, in the event the calculation of the Monthly Floorplan Allowance is materially altered by sales that are outside of Dealership’s customary sales activity (e.g., significant volume of wholesale or bulk sale transactions), the Ally Parties may (in their discretion, after consulting with Dealership) adjust the Monthly Floorplan Allowance to correct for the unusual activity.

iii.
Notwithstanding the foregoing, upon written notice to the Ally Parties, Dealership may elect to increase the otherwise applicable Monthly Floorplan Allowance by up to $25,000,000 during any four months of the period from November 1, 2022 through March 31, 2024.

3.
Method of Providing Inventory Financing. The Credit Line must be used exclusively for Inventory Financing in any of the following ways:

i.
Advances Directly to Vehicle Sellers. From time to time, upon notice from Dealership or Vehicle Sellers, either or both of the Ally Parties may advance money directly to Vehicle Sellers for Vehicles acquired by Dealership as Inventory Financed Vehicles. The Ally Parties will advance the amount or purchase price for each Vehicle sold by such Vehicle Seller to Dealership (as provided in Section III.A.9 below). The Ally Parties will make payment in accordance with and in reliance on any invoice, draft, debit, contract, advice or other communication received by the Ally Parties from the Vehicle Seller. The Ally Parties are not required to verify the order or shipment of any Vehicle for which it pays a Vehicle Seller and are not responsible for any nonconformity of the Vehicle, delivery, or transaction between Dealership and a Vehicle Seller. If requested, Dealership will promptly provide invoices, bills of sale, title or other transaction documents pertaining to such Vehicles.

ii.
Advances Directly to or on behalf of Dealership. From time to time, either or both of the Ally Parties may advance money directly to Dealership or to other third parties who are not Vehicle Sellers on behalf of Dealership to finance Vehicles then owned or proposed to be acquired by Dealership. In connection with such Inventory Financing, the Ally Parties will advance the amount indicated in Section III.A.9 below. Upon request by either or both of the Ally Parties, Dealership must provide the Ally Parties with satisfactory evidence of the value, ownership, and title status of the Vehicle(s), including the manufacturer’s certificate of origin or title certificate, invoice or bill of sale, and the shipping receipt, bill of lading, and the like.

4.
Evidence of Inventory Financing. The Ally Parties will maintain on their books and records in accordance with their usual practices, one or more accounts detailing the Inventory Financing, Wholesale Outstandings, and all Interest, Principal Reductions, Other Charges and any other

Exhibit 10.1

related fees, costs, expenses, and payments owed by Dealership. On a monthly basis, the Ally Parties will furnish Dealership with statements of its account information (“Wholesale Billing Statement”). If only one Wholesale Billing Statement is provided by the Ally Parties, the Wholesale Billing Statement will indicate (by account number or otherwise) the Inventory Financing provided by each of the Ally Parties. Unless Dealership advises the Ally Parties in writing of any discrepancy on the Wholesale Billing Statement within ten (10) calendar days of receipt, and absent manifest error, the Wholesale Billing Statement will be deemed acknowledged and agreed to by Dealership and conclusive proof of Dealership’s actual obligation to each of the Ally Parties as of the date of the Wholesale Billing Statement last received by Dealership.

5.
[Reserved.]

6.
Other Financing Accommodations. Upon Dealership’s request, either or both of the Ally Parties may provide other forms of finance and / or credit accommodations which arise out of or relate to the business operations of Dealership and / or any of its owners, officers, or affiliates, including, without limitation, the discount purchase of retail installment sale and lease agreements, working capital, revolving credit, equipment, and realty loans (such accommodations from either of the Ally Parties being, the “Other Financing Accommodations”). Except as otherwise expressly stated in this Agreement or in any other written agreements between such Ally Party and Dealership, the availability, amount, terms, conditions, provisions, continuation, documentation, and administration of Other Financing Accommodations are separate and distinct from the Inventory Financing under this Agreement and may be provided, if at all, only in the Ally Parties’ discretion and only according to the terms and conditions of the written agreement between such Ally Party and Dealership.

7.
Vehicles Eligible for Inventory Financing. Notwithstanding anything to the contrary in this Agreement or otherwise, Inventory Financing is available only for used Vehicles:

i.
that can be registered for use on public highways in the United States;
ii.
that are of the then-current model year, or ten previous model years; and
iii.
that have fewer than 150,000 miles.

8.
Advance Floorplan Accommodation. The Ally Parties will allow Dealership to obtain Inventory Financing on Vehicles for which Dealership does not then hold a lien-free title, provided that: (a) Dealership owns the Vehicle and it is not in process of being sold, (b) the Vehicle is subject to a lien noted on the certificate of title by the financial institution that provided retail credit accommodations for the prior owner, and no other lien is noted on the title or otherwise exists (to the knowledge of Dealership), (c) Dealership remits payment to that lienholder to discharge the retail lien upon or before requesting a floorplan advance for the Vehicle from the Ally Parties, (d) the floorplan proceeds are remitted directly to Dealership, (e) the Vehicle’s title is lien-free within [***] calendar days of the original floorplan advance date, and (f) the aggregate amount advanced and outstanding under this provision from time to time shall not exceed 12.5% of the then-applicable Monthly Floorplan Allowance (collectively, the “Advance Floorplan Accommodation”). Advance Floorplan Accommodation is provided by the Ally Parties in their sole discretion, and is subject to Dealership’s compliance with the terms of this program; provided, that the Ally Parties shall provide five (5) business days’ notice of their election to rescind such Advance Floorplan Accommodation. Dealership’s compliance is validated at the time of floorplan audits. The Ally Parties reserve the right to rescind Advance Floorplan Accommodation promptly based on evidence of Dealership’s non-compliance.

9.
Advance Rate. The maximum advance for each eligible Vehicle shall be:

(a)
for each Vehicle purchased from an auction, [***]% of Dealership’s acquisition cost, and

(b)
for any other Vehicle, as follows:

Exhibit 10.1

i.
Conditioned upon Dealership consistently providing, either daily or as funding is requested, to the Ally Parties (pursuant to their instructions) a “funding file” satisfactory to the Ally Parties in their reasonable discretion, via secure file transfer protocol (FTP): [***]% of Dealership’s acquisition cost; and

ii.
Otherwise: (A) with respect to any Vehicle on which an advance is made on or after the Effective Date through December 31, 2022, [***]% of Black Book clean wholesale (no additions) value, and (B) with respect to any Vehicle on which an advance is made on and after January 1, 2023, [***]% of Black Book clean wholesale (no additions) value.

B.
Interest, Principal Reductions, Late Charges, Costs, Expenses and Other Charges and Fees.

1.
Interest Accrual, Rate, and Method of Calculation.

(a)
Wholesale Outstandings owed to the Ally Parties will bear interest on and from the day after each advance or loan through the date of repayment in full. Interest will be at a per annum rate and will be determined using a 365/360 simple interest method of calculation, unless expressly prohibited by law (“Interest”).

(b)
Effective as of November 1, 2022, the Interest rate is the Prime Rate plus 175 basis points (b.p.) (the “Interest Rate Increment”).

(c)
The “Prime Rate” is defined as the per annum rate of interest announced by Bank from time to time as its “prime rate” (it being acknowledged that such announced rate is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate and which may be predicated upon various borrower-specific factors, including the amount of borrower loans and borrower creditworthiness). The Prime Rate and its effective date will be announced on the Ally Dash website or a replacement source designated in a written communication by Bank to Borrower.

(d)
In no event will the Interest rate under this Agreement exceed the maximum lawful contract rate, which is:

i.
To the extent that Texas law applies to the Agreement: the quarterly ceiling from time to time in effect under Chapter 303, Tex. Finance Code, and

ii.
To the extent that state law is preempted by federal law: the maximum rate under federal law and the law of the state in which Ally Bank is located, i.e., Utah.

(e)
To the extent the Prime Rate is more than 10 b.p. different than the U.S. prime rate published by the Wall Street Journal, for a period of at least 7 calendar days, Dealership and the Ally Parties agree to negotiate in good faith regarding whether the Interest Rate Increment should be adjusted.

2.
Maximum Interest. In no event will Interest owed to either or both of the Ally Parties under this Agreement exceed the maximum rate of interest allowed by law in effect at the time it is assessed. Each of the Ally Parties and Dealership intend to faithfully comply with applicable usury laws, and this Agreement is to be construed in accordance with this intent. If circumstances cause the actual or imputed interest contracted for, charged, or received by either or both of the Ally Parties to be in excess of the maximum rate of interest allowed by law, Dealership must promptly notify the affected Ally Party(ies) of the circumstance, and such Ally Party(ies) will either, at their discretion, refund to Dealership, or credit the Wholesale Outstandings owed by Dealership to such Ally Party(ies), with so much of the imputed interest

Exhibit 10.1

as will reduce the effective rate of interest to an amount one-tenth of one per cent (0.10%) per annum less than the maximum rate of interest allowed by law for the applicable period.

3.
Principal Reductions. Dealership must make monthly principal reduction payments in an amount equal to 10% of the original principal amount (i.e., the aggregate advance) (each, a “Principal Reduction”) as follows:

(a)
Effective from the Effective Date through December 31, 2022, monthly Principal Reductions will be due for each Vehicle that is on Dealership’s floorplan for more than 180 calendar days; and

(b)
Effective on and after January 1, 2023, monthly Principal Reductions will be due for each Vehicle that is on Dealership’s floorplan for more than 150 calendar days.

Principal Reductions will be billed to Dealership monthly and, when paid by Dealership, will reduce the amount of the Wholesale Outstandings. Principal Reductions will no longer be required with respect to any Vehicle for which the outstanding principal balance has been reduced to the lesser of 50% of the original principal balance or 50% of the Black Book clean wholesale (no additions) value.

4.
Late Charge. Unless prohibited by law, each of the Ally Parties may assess a late charge of up to five percent (5%) of any amount owed to such Ally Party(ies) that is not paid when due and payable (“Late Charge”). The Late Charge is in addition to Interest.

5.
Costs, Expenses, Fees. Unless prohibited by law, Dealership must pay all expenses and reimburse each of the Ally Parties for any cost, expense, or other expenditures, including reasonable attorney fees and legal expenses; amounts expended by the Ally Parties on behalf of Dealership; collection and bankruptcy costs, fees and expenses; and all other amounts incurred by each of the Ally Parties in each case in the enforcement of any right or remedy, collection of any Obligation (as defined below), or defense of any claim or action in respect of this Agreement.

6.
Other Charges and Fees. Except as otherwise provided herein, the Ally Parties may assess and Dealership will pay charges in connection with Inventory Financing, including, by way of example, transaction, processing, audit, collateral monitoring, non-compliance, over-age, and returned item in connection with Inventory Financing (“Other Charges”). Provided no Default has occurred, the Ally Parties will provide advance notice of at least 30 calendar days of new charges or changes to existing charges.

7.
Commitment Fees. On the Effective Date, Dealership shall pay the Ally Parties a Commitment Fee of $[***].

8.
Ally Dealer Rewards Program. Dealership will continue to be eligible for the Ally Dealer Rewards (ADR) program, with the potential to earn up to 100 basis points (b.p.) on a quarterly basis. Dealership’s ADR penetration targets will be [***]%, [***]% and [***]% to achieve Tier II ([***] b.p. decrement), Tier III ([***] b.p. decrement), and Champions Club ([***] b.p. decrement), respectively. Because ADR targets are established in advance and expressed as a target number of contracts (rather than a percentage), ADR targets will be adjusted quarterly to account for fluctuations in Dealership’s retail sales.

9. Availability Fee. For each calendar quarter beginning with the fourth quarter of 2022 (i.e., October through December), if the average outstanding floorplan balance for such quarter is less than 50% of the average Monthly Floorplan Allowance for such quarter, Dealership will pay an “Availability Fee” equal to [***]basis points ([***] basis points annualized) times the difference between the average outstanding floorplan balance and the average Monthly Floorplan Allowance for such quarter. The Availability Fee will be calculated by the Ally Parties

Exhibit 10.1

promptly after the end of each quarter and will be due and payable no later than the end of the month immediately following the end of such quarter.

C.
Payments by Dealership.

1.
Permissive Principal Payments. Except as otherwise expressly stated in this Agreement, Dealership may pay to the Ally Parties some or all of the Wholesale Outstandings and any other payment obligations at any time before they are due and payable without premium or penalty.

2.
Required Payments. Dealership must fully pay to the Ally Parties the Wholesale Outstandings, Interest, Principal Reductions, Late Charges, Other Charges, costs, expenses, fees and any other payment obligations due under this Agreement, as follows:

i.
the principal amount of the advance or loan by the Ally Parties for each Inventory Financed Vehicle within five (5) business days after (the “Release Period”) such Vehicle is sold (which shall not be later than the sale contract date), leased, consigned, gifted, exchanged, transferred, otherwise disposed of, registered, placed into service, or no longer in the possession of Dealership, or if it is otherwise lost, stolen, confiscated, missing, or otherwise not received, or if it is damaged or destroyed;

ii.
the total amount specified in the Wholesale Billing Statement or other billing statements for Interest, Principal Reductions, Late Charges, Other Charges, costs, expenses, fees and any other payment obligations, immediately upon receipt from the Ally Parties; and

iii.
in any event, on the Maturity Date, unless this Agreement is renewed or extended by written agreement executed by all parties hereto.

3.
Method of Payment. All payments must be made by Dealership to the Ally Parties by one or more of the following methods: (a) in good funds by draft, check, or other negotiable instrument, (b) in good funds by wire transfer, electronic fund transfer, automated clearing house transfer, or other electronic means, or (c) chattel paper assigned to one of the Ally Parties that is acceptable to such Ally Party in its sole discretion. Upon request by either or both of the Ally Parties, Dealership must make all payments to such Ally Party(ies) in immediately available funds, certified check, bank check, and the like. Dealership must remit all payments owed to Ally and Bank under this Agreement to Ally at the local business office set forth in Section I.A above, or any other place as each of the Ally Parties designates from time to time.

4.
“Full” Payment Defined. The requirement for making payments “fully” as set forth in this Agreement means that the required payment amount must be actually remitted to and received by the Ally Parties in whole, without setoff, recoupment, or netting of any other amounts which are or may be due Dealership by either of the Ally Parties or any affiliate of either of the Ally Parties. This does not include funds actually received by the Ally Parties from or on behalf of Dealership for specific application to a required payment by way of:

i.
subvention, discount, subsidy, support, or supplementation from a Vehicle Seller; or

ii.
credit, rebate, bonus, debit, disbursement, or other payment from either of the Ally Parties or any other person for the purchase of chattel paper, distribution from finance reserve accounts, application of account balances, and the like.

Absent payment actually being remitted by Dealership to the Ally Parties, payment is not “fully” made because either or both of the Ally Parties have:

(x)
a right of setoff, recoupment, and the like;

Exhibit 10.1

(y)
a Security Interest in or an assignment of Collateral (each as defined in Section III.D below), or the proceeds thereof; or

(z)
a direct or indirect claim against a Vehicle Seller, surety, guarantor, or any other person.

Dealership’s obligation to pay each of the Ally Parties as set forth in this Agreement is independent of any other rights that Dealership or either of the Ally Parties may have to effect payment from other sources and persons, and neither of the Ally Parties has any duty to undertake the enforcement of any other rights.

5.
[Reserved.]

6.
“Sold” Defined. “Sold” as set forth in this Agreement means the delivery or transfer of ownership, title or interest in the Vehicle(s) by Dealership to a third party.

7.
Source and Application of Payment. The source of all payments due under this Agreement is presumptively deemed to be Collateral (as defined in Subsection III.D.1). Absent Default (as defined in Section III.H), the Ally Parties will apply payments pursuant to Dealership’s instructions. Absent instruction from Dealership or in the event of Default, the Ally Parties may apply payments to any obligation due and owing by Dealership under this Agreement or under Other Financing Accommodations. A payment is not final to the extent of any defeasance of it by application of law. Payment made by check, draft, or other instrument will be deemed made by Dealership not later than one (1) business day after the instrument is accepted by the payor bank. Except as otherwise provided in any SmartCash Agreement between Dealership and either or both of the Ally Parties, payments made by wire transfer, electronic fund transfer, automated clearing house transfer, and other electronic means will be deemed made by Dealership upon posting of such payment by the Ally Parties.

8.
Term, Maturity. The Term of this Agreement shall expire on the Maturity Date. On the Maturity Date: (a) all obligations of the Ally Parties to provide Inventory Financing, under this Agreement or otherwise, cease, and (b) all Obligations are immediately due and payable. Notwithstanding the expiration of the Term, Dealership and Vroom shall continue to comply with the terms and conditions of this Agreement until all Obligations are indefeasibly paid in full to the Ally Parties in good funds.

D.
The Ally Parties’ Security Interests.

1.
Grant of Security Interest. Dealership hereby grants to each of Bank and Ally a continuing security interest in and a collateral assignment of (“Security Interest”) all of the following described property in which Dealership has or may have any rights, wherever located, whether now existing or hereafter arising or acquired and any and all accessions, additions, attachments, replacements, substitutions, returns, profits, and proceeds in whatever form or type, of any of the property (“Collateral”):

all Vehicles, including but not limited to those for which either of the Ally Parties provides Inventory Financing; other inventory; equipment; fixtures; accounts, including factory open accounts of Dealership; deposit and other accounts with banks and other financial institutions; cash and cash equivalents; general intangibles; all documents; instruments; investment property; and chattel paper.

Notwithstanding the foregoing, provided that neither of the Ally Parties have provided Inventory Financing under this Agreement with respect thereto, the Collateral excludes (i) Vehicles that are included in Dealership's listed inventory but are owned by third parties, and (ii) car carriers, trucks, trailers, beds, other similar vehicles and related assets used for transportation or delivery of Vehicles or otherwise utilized in Vroom's logistics operations.

Exhibit 10.1

2.
The Obligations Secured. The Collateral secures payment and performance of all debts, obligations, and duties of Dealership to Bank and Ally of every kind and description, now existing or hereafter arising under this Agreement, Other Financing Accommodations, or otherwise, whether primary or secondary, absolute or contingent, due or to become due, direct or indirect, presently contemplated or not contemplated by Bank, Ally or Dealership, or otherwise designated by the parties as secured or unsecured (“Obligations”).

3.
Status of Collateral. The Collateral is held by Dealership in trust for each of the Ally Parties. The Collateral must be and remain free from all taxes, confiscations, assessments, forfeitures, loss, destruction, impairment, liens, security interests, pledges, claims, and encumbrances except for:

i.
the Security Interest arising under this Agreement or other agreement in favor of the Ally Parties or their affiliates;

ii.
purchase money security interests in non-Vehicle Collateral; and

iii.
other security interests to which each of the Ally Parties specifically consents in writing.

The grant of the Security Interest and the execution of any document, instrument, promissory note, or the like, in connection with it or the Obligations do not constitute payment or performance of any of the Obligations, except to the extent of actual, indefeasible payment of the Obligations from the realization by Dealership or the Ally Parties of the Collateral or otherwise. The Security Interest continues to the full extent provided in this Agreement until all Obligations are fully and indefeasibly paid and performed, even after this Agreement is terminated by Bank, Ally and/or Dealership, and regardless of whether the Credit Line is modified, suspended, terminated and / or reestablished.

4.
Perfection of Security Interest. The Ally Parties may each file financing statements, mark chattel paper, notify account debtors, note liens on documents of title, and the like, in order to establish, confirm, and maintain a perfected Security Interest in the Collateral. Dealership will execute and deliver any documents necessary and appropriate for these purposes and otherwise irrevocably appoints each of the Ally Parties to do so. Each of the Ally Parties may require Dealership to pay any fee, cost, tax, or assessment required by any government entity to perfect and / or maintain each of the Ally Parties’ Security Interest in the Collateral. All financing statements previously filed by either or both of the Ally Parties are hereby ratified and authorized by Dealership as of the date of filing.

5.
Protection of Security Interest. Unless expressly prohibited by law, upon either of the Ally Parties’ request, Dealership must immediately:

i.
protect and defend the Collateral against the claims and demands of all other persons, including, but not limited to obtaining waivers from landlords, depository institutions and other parties which have access to or control over the Ally Parties’ Collateral or proceeds of the Ally Parties’ Collateral; and

ii.
permit representative(s) of each of the Ally Parties to monitor Collateral by taking one or more of the following actions:

i.
to enter any locations where Dealership conducts business or maintains Collateral, and to remain on the premises for such time as such Ally Party(ies) may deem desirable; and

ii.
to take whatever additional actions as either or both of the Ally Parties may reasonably deem necessary or desirable to protect and preserve the Collateral,

Exhibit 10.1

and to carry out, and to protect and preserve each of the Ally Parties’ security rights and remedies.

6.
Offset. In addition to the Security Interest, Bank has an absolute and continuing right of offset, recoupment, netting-out, and any other legal or equitable right to credit those assets of Dealership in the possession or control of Bank against any Obligations of Dealership to Bank, whether then matured, liquidated, or due. Ally has an absolute and continuing right of offset, recoupment, netting-out, and any other legal or equitable right to credit those assets of Dealership in the possession or control of Ally against any Obligations of Dealership to Ally, whether then matured, liquidated, or due.

7.
Assignment of Accounts Due or to Become Due. Dealership assigns to each of Bank and Ally accounts which are due or to become due to Dealership from Vehicle Sellers and any other account debtors and other payment obligors (including banks and other depositories) of Dealership (such parties being “Account Debtors”). Dealership hereby authorizes and empowers each of Bank and Ally to demand, collect and receive from Account Debtors, and give such parties binding receipts for, all sums due and/or to become due and, in Dealership’s name or otherwise, to prosecute suits therefor. If a Default has occurred, each of the Ally Parties may, at any time with advance written notice to Dealership, notify Dealership’s Account Debtors to make payment directly to the Ally Parties of amounts in which the Ally Parties have a security interest. Dealership unconditionally and irrevocably authorizes and instructs each of its Account Debtors to make payment directly to the Ally Parties as instructed, and authorizes Account Debtors to rely on a copy of this Agreement as evidence of the authorization and instruction. The Ally Parties will account to Dealership for all sums received pursuant to this assignment and applied in the manner described in Subsection III.C.7. This assignment is irrevocable without the prior written consent of each of the Ally Parties and is provided as additional security for and not as payment of obligations now or hereafter arising to the Ally Parties. Dealership hereby appoints each Bank and Ally as its agent and attorney-in-fact for the sole purpose of executing or endorsing, on Dealership’s behalf, any document, check or other instrument necessary to cause payment of sums assigned hereunder, or to perfect Bank’s and/or Ally’s security interest in the aforesaid accounts and payment intangibles.

E.
Dealership’s Handling of Vehicles.

1.
Ownership and Taxes. Dealership will have and maintain absolute title to and ownership of each Vehicle, subject to each Ally Party’s respective Security Interest in the Vehicle. Dealership will pay all taxes and assessments at any time levied on any Vehicle as and when they become due and payable.

2.
Location. Dealership will keep Vehicles at Dealership’s customary locations, including retail business locations, reconditioning center locations (which shall include reported third party locations used for reconditioning), and reported offsite storage locations, and will not remove them from those locations, except:

i.
for temporary relocation for repair, restoration, reconditioning, governmental inspection, and the like;

ii.
[Reserved];

iii.
upon advance or concurrent notice to the Ally Parties, for bailment to another person for upfitting, completion, upgrading, modification, and the like; or

iv.
upon advance or concurrent notice to the Ally Parties, for storage and display at a temporary location.

Exhibit 10.1

3.
Condition. Dealership will keep Vehicles in good operating condition and repair, in good and marketable condition and will not alter or substantially modify any of them, except for upfitting, completion, upgrading, modification, reconditioning and repair.

4.
Usage. Dealership will not use Vehicles illegally or improperly. Dealership will hold and consider them as inventory only for storage, exhibition, sale, or lease to retail customers in the ordinary course of business.

5.
Inspection. Without any advance notice to Dealership, each of the Ally Parties may at all times have access to, examine, audit, appraise, verify, protect, or otherwise inspect the Vehicles wherever located as frequently as each of the Ally Parties elects. The inspection may include examination and copying of all documents, titles, certificates of origin, invoices, instruments, chattel paper, computer records, bank statements, and all other books and records of Dealership of or pertaining to the Vehicles or to determine compliance with this Agreement. Bank and Ally each have Dealership’s continuing consent to enter Dealership’s premises to carry out inspections. In connection with the inspection, the Ally Parties may be assisted by, cooperate with, or discuss the financial and business affairs of Dealership with any of the officers, owners, employees, sureties, creditors, or agents of Dealership. Each of the Ally Parties may contact Dealership’s customers to verify certain information material to the possession, acquisition, sale, or lease of any Vehicle.

6.
Disposition. Dealership will not sell, lease, transfer, or otherwise dispose of any Vehicle, except to retail, dealer and wholesale customers in the ordinary course of Dealership’s business. Dealership will not sell, lease, transfer, or otherwise dispose of Vehicles in bulk (meaning more than [***] units or $[***] in value in a single transaction or multiple closely related transactions) without the Ally Parties’ advance approval, except in the ordinary course of its wholesale program.

7.
Report of Damage, Loss. Promptly following discovery, Dealership will notify each of the Ally Parties of any occurrence in which Vehicles with an aggregate value in excess of $[***] are destroyed, lost, stolen, or missing. Dealership must use reasonable means to diligently repair and restore a damaged Vehicle to its original condition, replace, or locate any of these Vehicles, and keep the Ally Parties apprised of these efforts.

8.
Risks. Neither of the Ally Parties has any risk or responsibility concerning the ownership, location, condition, usage, inspection, or disposition of any Vehicle or other Collateral whether or not permitted by this Agreement, including fire, theft, vandalism, mischief, collision, acts of terrorism, acts of God, property damage, personal injury, public liability, and the like (“Risks”). Dealership bears and assumes the Risks, unless imposed by law on another person and except to the extent of any insurance proceeds actually received by the Ally Parties. Dealership will indemnify and hold harmless Bank and Ally against all Risks, including injury and damage to persons, property, or Collateral caused by any of these Risks.

9.
Insurance. Except to the extent that both of the Ally Parties obtain insurance for themselves on one or more of the Risks, Dealership must acquire and maintain one or more policies of insurance on losses which may arise as a consequence of the Risks on any of the Vehicles or, as requested by either or both of the Ally Parties, on other Collateral. The amounts, deductibles, provider, term, cancellation rights, and types of insurance are subject to approval by each of the Ally Parties, on which each of the Ally Parties must be named as a loss payee, as each of their interests may appear; provided, that each of the Ally Parties hereby agrees that the level of coverage provided on the date hereof is acceptable. Dealership must provide each of the Ally Parties with one or more certificates of insurance evidencing compliance with this Subsection III.E.9.

F.
Representations and Warranties of Dealership. Dealership and Vroom represent and warrant to each of the Ally Parties the accuracy and completeness of each of the following statements as of the

Exhibit 10.1

effective date of this Agreement. Dealership and Vroom will immediately notify each of the Ally Parties of any known or expected material change to any of these statements. Otherwise, they are deemed as continuing and reaffirmed each time either of the Ally Parties provides Inventory Financing to Dealership.

1.
Dealership Existence. Dealership is duly formed, constituted, and is in good standing in the jurisdiction in which it is located, as “location” is determined under Article 9 of the Uniform Commercial Code, as amended from time to time. Dealership has all government and other permits, licenses, authorizations, and approvals necessary to do business lawfully in all material respects in the jurisdiction in which any of its business operations are located.

2.
Dealership Leases and Contracts. Dealership operates and is in compliance in all material respects with all material leases and contracts, if any.

3.
Dealership Authorization. Dealership is authorized and empowered to execute and deliver this Agreement and to do all things necessary and appropriate to fulfill and implement the terms and conditions of it.

4.
Legal Compliance. Dealership is in compliance in all material respects with all federal, state, and local laws, regulations, and ordinances.

5.
Financial Condition. The financial statements of Vroom and/or Dealership which have or may be submitted to either or both of the Ally Parties, either directly or indirectly (e.g., through a Vehicle Seller), by Dealership or an agent of Dealership (e.g., accountant), fairly presents the financial condition of Dealership in accordance with generally accepted accounting principles applied on a consistent basis. Other information on the financial condition of Dealership which has or may be submitted to either or both of the Ally Parties fairly presents the financial condition of Dealership in all material respects.

G.
Additional Promises. Dealership and, only where expressly applicable, Vroom promise and covenant to comply with the following:

1.
Dealership will provide each of the Ally Parties with accurate and complete information, data, books, records, documentation, and the like, concerning:

i.
All material financial and business matters of Dealership, upon request by either or both of the Ally Parties; and

ii.
All material changes concerning Dealership’s name, address, tax status, entity, structure, capitalization, indebtedness, solvency, and ownership, promptly following any change.

2.
Dealership and Vroom will provide each of the Ally Parties with:

i.
Copies of Vroom’s monthly financial statements as soon as reasonably practicable after their preparation, but, in any event, within forty (40) days of the end of each calendar month;

ii.
Copies of Vroom’s quarterly financial statements within fifteen (15) days of completion of such statements, but not later than forty-five (45) days of the quarter end;

iii.
Copies of Vroom’s annual audited financial statements within fifteen (15) days of completion of such statements, but not later than May 1 of each year;

iv.
Copies of Dealership’s bank account statements, with accompanying reconciliations, to be provided quarterly within the month immediately following the end of each calendar quarter;

Exhibit 10.1

v.
A monthly Officer’s Certificate, substantially in the form attached hereto as Exhibit A, certifying compliance with the Financial Covenants described below, at the same time each monthly financial statement is to be provided to the Ally Parties; and

vi.
Weekly reports about the location of all of the Ally Parties’ Collateral, including location of Vehicles, Vehicle titles, and keys.

3.
Dealership and Vroom will comply with the following financial covenants, tested monthly (as of month-end) based on Dealership’s monthly financial statements:

i.
Minimum Liquidity: Dealership and Vroom will, on a consolidated basis, maintain unrestricted cash and cash equivalents of not less than 20.0% of the Credit Line amount.

i.
Unrestricted cash and cash equivalents shall include cash maintained in Dealership’s bank account(s), plus outstanding deposits, less outstanding checks, less bank fees, all as of the month-end for which the covenant applies.

ii.
Unrestricted cash and cash equivalents shall not include any amounts used to establish the Minimum Required Balance under the Credit Balance Agreement entered into contemporaneously with this Agreement.

ii.
Inventory Equity: Dealership will maintain used vehicle inventory equity of at least 5.0%.

i.
Includes all vehicles owned by Dealership and covered by the Ally Parties’ security interest, including Dealership’s wholesale vehicles.

ii.
Net of inbound transportation costs, unpaid lien payoffs, sales tax payables, and other third party payables.

iii.
Unrestricted cash and cash equivalents in excess of the Minimum Liquidity requirement may be used to satisfy this covenant.

4.
Dealership and Vroom will comply in all material respects with all of Dealership’s obligations under the Second Amended and Restated Credit Balance Agreement entered into contemporaneously with this Agreement (and any amendments or modifications to such agreement) (as amended, the “CBA”), including, but not limited to, maintaining a Minimum Required Balance (as defined in the CBA) equal to: (a) from the Effective Date through December 31, 2022, not less than 12.5% of the daily floorplan principal balance outstanding, and (b) from and after January 1, 2023, not less than 15.0% of the daily floorplan principal balance outstanding, except as otherwise agreed by the Ally Parties.

5.
Vroom shall enter into that certain Guaranty, dated as of the date hereof, in favor of each of the Ally Parties, pursuant to which it provides a continuing, absolute and unlimited guaranty of payment of all amounts owed under or in connection with this Agreement.

6.
Vroom shall enter into that certain General Security Agreement, dated as of the date hereof, in favor of each of the Ally Parties, pursuant to which Vroom, Inc. grants a security interest in all or substantially all tangible, intangible, and other personal property of Vroom, to secure all Obligations.

7.
Dealership and Vroom will at all times, remain in good standing under, and have not received or sent notice of termination of, any material leases or contracts, if any.

Exhibit 10.1

8.
Audit Performance: Dealership will maintain satisfactory inventory and sold vehicle audit performance. Unless waived by the Ally Parties, payment delays in excess of [***]% (delays, meaning payment of principal on sold Vehicles outside of the Release Period, as a percentage of total releases) will result in an audit fee of $[***] per audit. Without prejudice to any other remedies available to the Ally Parties, payment delays constitute a default under this Agreement.

9.
Use of Tracking Devices. If Dealership decides, in its sole discretion, to acquire internet accessible reporting with respect to any tracking device in or on any Vehicle used to locate such Vehicle, subject to applicable law, Dealership will provide the Ally Parties with access to such reporting.

H.
Default. An occurrence of any one or more of the following events constitutes a default by Dealership under this Agreement (“Default”):

1.
Failure of Dealership to pay when due the full amount owing to either of the Ally Parties under Sections III.B and III.C above;

2.
The occurrence of a Material Adverse Change, meaning a material adverse change in the business, condition (financial or otherwise), operations or properties of Dealership and Vroom (on a consolidated basis), which is reasonably likely to impair the ability of Dealership to perform its obligations under this Agreement;

3.
The breach of, or the failure of Dealership or Vroom to fully comply with or duly perform, any term, condition, promise or covenant of this Agreement, any other Obligation or any Other Financing Accommodation, and such breach or failure continues for a period of five (5) business days after notice thereof to Dealership and Vroom by the Ally Parties, or, with respect to breach under any Other Financing Accommodation, such breach continues for a period of the greater of (x) five (5) business days after notice thereof and (y) the period for cure set forth in that Other Financing Accommodation;

4.
Any representation, statement, or warranty made by Dealership or Vroom to either of the Ally Parties in this Agreement or otherwise, is materially false or misleading when made;

5.
The inability of Dealership or Vroom to pay debts as they mature, or any proceeding in bankruptcy, insolvency, or receivership, instituted by or against Dealership, Dealership’s property or Vroom; and/or

6.
This Agreement is unenforceable or the security interest in the Collateral created by this Agreement ceases to be in full force and effect.

I.
Waiver and Modification of Certain Important Rights. Unless and only to the extent not expressly prohibited by law, Dealership, Vroom, Bank and Ally expressly and affirmatively waive and modify certain very important rights, as follows:

1.
Claims. Any and all claims, causes of action, suits, rights, remedies, disputes, complaints, defenses, and counterclaims between either or both of the Ally Parties on the one hand and either or both of Dealership and Vroom on the other hand, or any of their officers, agents, employees, subsidiaries, affiliates, members, owners, or shareholders directly or indirectly arising out of or relating to the terms or subject matter of this Agreement or Other Financing Accommodations, whether in contract, tort, equity, statute, or regulation, or pertaining to conversion, fraud, defamation, negligence, franchise, licensing, or distribution or the defect, non-conformity, price, or allocation of Vehicles by any Vehicle Seller, or otherwise, but not including actions for and enforcement of provisional remedies otherwise provided by law, equity, or agreement between the parties, suits for debt, enforcement of security interests, or claims pursuant to Section III.J. below, (“Claim”) are subject to each of the following:

Exhibit 10.1

i.
Claim Resolution. Notwithstanding anything to the contrary in this Agreement, the resolution of any Claim (“Claim Resolution”) will occur, if at all, only in accordance with the following provisions and sequence:

i.
Informal discussion and negotiation between executive level managers of Dealership, Vroom and the Ally Party(ies) asserting a Claim or against which a Claim is asserted;

ii.
Mediation in accordance with the rules of commercial mediation as published from time to time by the American Arbitration Association, JAMS, or any other nationally recognized alternative dispute resolution organization, selected by the party against whom the Claim is being asserted; and

iii.
Litigation in a court of competent jurisdiction.

ii.
Jury Waiver. Bank, Ally, Dealership and Vroom waive and renounce the right under federal and state law to a trial by jury for any Claim.

2.
Choice of Law. This Agreement must be construed, interpreted, and enforced in accordance with the laws of the state of Texas without regard to its conflict of laws rules.

3.
Limitation of type and nature of damage Claims. With respect to any Claim:

i.
Liability and Damages for Handling Payments. Neither of the Ally Parties nor Dealership will be liable for Claims arising from the handling of advances, principal repayments and interest payments via automated clearinghouse (“ACH”) transactions or otherwise, except for acts and omissions that constitute gross negligence or willful misconduct. In no event will any party be liable for any delay in transmitting advances, principal repayments or interest repayments via ACH transaction due to equipment, communication or electronic failures or any other cause beyond that party’s reasonable control. In any event, the liability of any party for activities relating to the handling or remitting of payments will not exceed an amount equal to the actual dollar amount of processing entries that are the subject of the Claim.

ii.
Liability and Damages for Other Activities. In the case of Claims other than those outlined in Subsection III.I.3(a), Dealership’s damages under this Agreement are expressly limited to the lesser of:

i.
the actual dollar amount of Dealership’s economic or financial loss; or

ii.
reasonable dollar amount of lost future profits for not more than two (2) years from the accrual date of the Claim.

iii.
Other Damages. Neither Dealership nor Vroom will assert, and neither of the Ally Parties will be liable for, any Claim for consequential, incidental, punitive or exemplary damages.

4.
Notification of information to Others. Bank and Ally each have the right, but not the obligation, to notify guarantors, sureties, Vehicle Sellers, Account Debtors and other third parties (e.g., owners, officers, etc.) of the terms, administration, or performance of this Agreement.

5.
Information From and To Third Persons. Dealership and Vroom irrevocably and continuously consents to the disclosure of all types and kinds of information in any format concerning Dealership by third persons to each of the Ally Parties and, subject to Section III.I.6 below, by each of the Ally Parties regulators of either Ally Party, and the obtaining of information by each of the Ally Parties from third persons, including, by way of example, credit, financial, and

Exhibit 10.1

business information, whether of direct actual experience or obtained from other sources. The exchange of information is limited to persons having an ownership, business, financial, audit, official, credit, trade, suretyship, lending, legal, regulatory, supervisory, or other suitable reason to have or know the information. Each of the Ally Parties may, but is not required to, report to others on its credit relationship with Dealership and Dealership and Vroom acknowledge that though each of the Ally Parties will endeavor to ensure the accuracy of such reports, neither of the Ally Parties has any liability and is exculpated from any liability for any inaccuracy in its reports, unless provided by such Ally Party in a grossly negligent manner.

6.
Confidentiality.

i.
Unless prior written approval is obtained from Dealership, the Ally Parties will not disclose Dealership’s Confidential Financial Information to any third person or entity, other than state or federal regulators that have authority over the Ally Parties, or third persons or entities who provide services to the Ally Parties and who are under an obligation of confidentiality to the Ally Parties. In this Section III.I.6, “Confidential Financial Information” means any financial information about Dealership or its subsidiaries, including, but not limited to, number of units sold, received by either or both Ally Parties from Dealership that: (i) is marked “Confidential”; and (ii) was not publicly available or previously known to the Ally Parties. The Ally Parties shall use Dealership’s Confidential Financial Information only for legitimate business purposes in connection with existing or proposed transactions between Dealership and either or both Ally Parties.

ii.
The Ally Parties acknowledge the Confidential Financial Information protected by the terms of this Section III.I.6 is of a special character, such that money damages would not be sufficient to compensate Dealership for any unauthorized use or disclosure. The Ally Parties agree that injunctive and other equitable relief may be pursued to prevent any actual or threatened unauthorized use or disclosure of Confidential Financial Information. The remedy stated above may be pursued in addition to any other remedies available at law or in equity.

iii.
The Ally Parties acknowledge that United States securities laws prohibit any person who has material, non-public information from purchasing or selling Dealership’s publicly-traded securities or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

7.
Waiver of Claims. Dealership and Vroom hereby waive and release Ally, Bank, and their respective officers, employees and agents from and against any and all past and present claims, defenses, causes of action or damages arising from any act, undertaking, omission, agreement or event occurring prior to the Effective Date, other than typical and customary claims in the ordinary course of Dealership’s business.

J.
Default or Insecurity. Notwithstanding and without regard to the provisions of Section III.I, in the event of Default by Dealership or Vroom, either or both of the Ally Parties may exercise any one or more of the following provisional rights and remedies in addition to those otherwise provided by law. These provisional rights and remedies are cumulative and not alternative, are non-exclusive, and may be enforced successively or concurrently. The single or partial exercise of any right or remedy does not waive or exhaust any other rights or remedies or waive any present or future Default of any kind. Other than as expressly provided herein, neither Dealership nor Vroom has a grace period or right to cure any default.

1.
Demand. Either or both of the Ally Parties may demand at any time immediate payment in full of all Obligations owed by Dealership to such Ally Party(ies).

Exhibit 10.1

2.
Custody and Control of Certain Collateral. Dealership must immediately comply with any request by either of the Ally Parties to:

i.
turn over to the Ally Parties or some other party designated by the Ally Parties custody or control of all keys, certificates of title, documents of title, bills of sale, invoices, and other records or instruments of ownership pertaining to the Vehicles or to the Collateral;

ii.
turn over to the Ally Parties or some other party designated by the Ally Parties custody or control of all documents, books, records, papers, accounts, chattel paper, electronic chattel paper, instruments, promissory notes, general intangibles, payment intangibles, supporting obligations, contract rights, software, or any similar types of tangible or intangible property relating to or comprising the Collateral;

iii.
establish and maintain an account, separate from other Dealership accounts, at a federally insured financial institution with which Dealership and/or its affiliates have had no business or lending relationship for a minimum of six (6) months before setting up the account, into which cash, instruments, and other proceeds of Collateral are to be deposited and segregated from other funds of Dealership.

3.
Repossession of Collateral. Either or both of the Ally Parties may take immediate possession of the Collateral, without demand, further notice to or consent of Dealership, and with or without legal process. Upon request by either or both of the Ally Parties, Dealership must assemble the Collateral and make it available to such Ally Party(ies) at a reasonably convenient place designated by such Ally Party(ies), including Dealership premises. Dealership irrevocably authorizes and empowers each of the Ally Parties and their agents to enter upon the premises where the Collateral is located and remove it or render portions of it unusable (“Collateral Recovery”). Dealership irrevocably waives any bonds, surety, or security which may be required by any rule, law, or procedure in connection with Collateral Recovery.

4.
Suit at Law or in Equity. Either or both of the Ally Parties may institute proceedings in a proper court of law or equity to enforce any and all provisional remedies such Ally Party(ies) have at law or equity, including injunctive relief and action for possession of Collateral, an order for accounting, appointment of a receiver or examiner, or the like. Either or both of the Ally Parties may apply for and have granted any equitable or other legal relief appropriate to enforce any right or remedy including specific performance and the issuance of any ex parte preliminary injunction to protect the Collateral.

5.
Consolidation of Collateral. Upon request by either or both of the Ally Parties, Dealership must consolidate and assemble the Collateral to minimize the number of collateral locations in order to facilitate the Ally Parties’ rights to inspect, monitor, and liquidate Collateral.

6.
Refrain from Movement or Disposition. Upon request by either or both of the Ally Parties, Dealership will:

i.
cease the movement of all Vehicles and other Collateral; and

ii.
refrain from selling, leasing, or otherwise disposing of any Vehicles or other Collateral without the prior written consent of each of the Ally Parties.

7.
Turnover of All Proceeds. All amounts received by Dealership or Vroom upon the sale, lease, or other disposition of any Vehicle must be paid to the Ally Parties even if it exceeds the specific amount for which the Ally Parties provided Inventory Financing for that Vehicle. Payments may be applied by the Ally Parties to the Obligations, as determined by the Ally Parties, unless otherwise required by law.

Exhibit 10.1

8.
Direct Collection of Collateral. Either or both of the Ally Parties may make direct collection of any Collateral in the possession or control of any third party, including, but not limited to, chattel paper, accounts, accounts with Vehicle Sellers, instruments, and proceeds.

9.
Disposition of Collateral. Following total or partial Collateral Recovery, either or both of the Ally Parties may sell, lease, or otherwise dispose of all or any portion of the Collateral not less than ten (10) calendar days after giving Dealership written notice of the public or private sale or as permitted by law which it proposes for the account of Dealership. The sale of Vehicles at an auction at which only other dealers or Vehicle Sellers are generally invited to attend is deemed to be a “private sale.”

10.
“Commercially Reasonable” Defined. Any of the following, nonexclusive, methods of Collateral disposition is deemed “commercially reasonable” in accordance with Article 9 of the Uniform Commercial Code:

i.
repurchase of any Vehicle, parts, or accessories manufactured by the original Vehicle Seller pursuant to the terms of a repurchase agreement between such Ally Party and Vehicle Seller, in accordance with a franchise granted to Dealership by the Vehicle Seller or pursuant to any applicable state law that requires a repurchase of Vehicles, parts, or accessories;

ii.
sale of any parts or accessories to the highest bidder in an auction sale, in lieu of a sale to a Vehicle Seller pursuant to a repurchase agreement, where the proceeds to either or both of the Ally Parties are reasonably believed to be higher than they would be under the repurchase agreement;

iii.
sale to the highest cash bid from dealers in the type of property repossessed, whether in bulk or parcels; and

iv.
sale at any physical or virtual auction, including SmartAuction, at which only dealers of multiple or single Vehicle manufacturer are generally invited to attend.

11.
Deficiency. Dealership must fully and immediately pay to each of the Ally Parties any deficiency remaining after disposition of the Collateral, except to the extent expressly modified by each of the Ally Parties in writing.

12.
Limited Power of Attorney. Dealership hereby irrevocably appoints each of Bank and Ally, acting through any of their respective officers and employees, its true and lawful attorney for and in its name, stead, and behalf as if fully done by Dealership, upon the occurrence of an event of Default, to sign, endorse, execute, negotiate, compromise, settle, complete, and deliver:

i.
any invoice, bill of sale, certificate of title, manufacturer’s certificate of origin, application, and any other instrument or document pertaining to title or ownership or the transference thereof of any Collateral;

ii.
any financing statement, notice, filing, or document pertaining to the enforcement of the Security Interest in Collateral; and

iii.
any check, draft, certificate of deposit, credit voucher, or any other medium of payment, insurance claims, proof of loss, instrument, or document pertaining to or proceeds of any Collateral;

This limited power of attorney is coupled with an interest and may be relied upon by any third party without any duty to inquire as to its continued effectiveness. Neither Bank nor Ally will be

Exhibit 10.1

liable for any acts or omissions, nor for any error of judgment or mistake of law or fact in the exercise of any authorization under this limited power of attorney.

13.
Default Rate of Interest. To the extent permitted by law, each of the Ally Parties may immediately assess a default rate of Interest up to the current rate of Interest plus [***] percent ([***]%).

14.
Duty of Care. Neither of the Ally Parties has any duty as to the collection or protection of Collateral, nor as to the preservation of any rights pertaining to it, except for the use of reasonable care in the custody and preservation of the Collateral when in the possession of such Ally Party.

15.
Suspend Credit Lines. Bank and/or Ally may suspend any and all Inventory Financing accommodations to Dealership. Suspension may occur without any advance notice to or demand upon Dealership. Any suspension is prospective only and will not affect the Inventory Financing previously provided to Dealership or for which either or both of the Ally Parties is obligated to provide to a Vehicle Seller.

K.
Additional Provisions.

1.
Authenticity and Authority. Each of the Ally Parties may rely and act upon any form of communication purportedly sent by Dealership as the authentic and duly authorized act of Dealership, in the implementation or furtherance of the purposes of this Agreement, whether by electronic, computer, telegraphic, facsimile, telephonic, personal or paper delivery, transmission, or otherwise; provided such Ally Party:

i.
acts in good faith;

ii.
has no actual knowledge of information to the contrary; and

iii.
the practice is customary with dealers generally or Dealership specifically.

The Ally Parties have no obligation to scrutinize, inquire, or confirm any communication.

2.
Written Waivers Only. A waiver, release, estoppel, or defense of any provision of this Agreement is effective only if it is in writing signed by the party sought to be bound by it.

i.
No course of dealing nor the delay or failure of either or both of the Ally Parties to enforce any right or remedy, in whole or in part, to demand payment or to declare an event of Default under this Agreement will:

i.
alter or affect any of Dealership’s obligations or such Ally Party’s(ies’) rights and remedies; or

ii.
operate as a waiver, release, estoppel, or defense thereof.

ii.
Conversely, any notice to or demand on Dealership by either or both of the Ally Parties in any event not specifically required under this Agreement does not entitle Dealership to any other or further notice or demand in the same, similar, or other circumstances unless specifically required by this Agreement.

iii.
There can be no waiver of this Subsection III.K.2, except in writing signed by the party against whom the alleged waiver is asserted. Reliance by any party on an oral representation will be deemed unreasonable.

Exhibit 10.1

3.
Relationship of Ally Parties and Dealership. The relationship between each of the Ally Parties and Dealership is one of creditor and debtor, respectively, based upon this Agreement and/or Other Financing Accommodations. There is no fiduciary, trust, representative, confidential, partnership, or other special relationship between either of the Ally Parties and Dealership. Dealership is not a counselor, advisor, agent or legal or other representative of Bank or Ally. Neither Bank nor Ally is a counselor, advisor, agent, or legal or other representative of Dealership, except for the limited powers of attorney expressly described in this Agreement, and each of them recognizes the ability, importance, and freedom to consult with any accountants, attorneys, agents, advisors, and business consultants of their choice in connection with the review, execution, and administration of this Agreement. Neither of the Ally Parties controls, supervises, or manages Dealership. The Ally Parties do not have any investment in Dealership, whether equity or otherwise.

4. Relationship with Vehicle Sellers. The Ally Parties do not represent the interests of any Vehicle Seller. The relationships of each of the Ally Parties and Dealership to any Vehicle Seller are separate and distinct from one another. Neither of the Ally Parties is under the control of any Vehicle Seller, despite any business, consultative, investment, ownership, legal, or other relationship either of the Ally Parties may have with one or more Vehicle Seller. Nothing in this Agreement obligates Dealership to obtain Inventory Financing from the Ally Parties based on any relationship that either of the Ally Parties may have with one or more Vehicle Sellers.

5.
Assignment. Dealership may not assign or cause the transfer of any duties or obligations under this Agreement without the express prior written consent of each of the Ally Parties. Each of the Ally Parties may freely assign its rights, duties and obligations under this Agreement so long as the assignee assumes all rights, duties and obligations under this Agreement.

6.
Amendments. Neither this Agreement nor any related agreement nor any provision hereof or thereof may be modified or amended except pursuant to an agreement or agreements in writing signed by Ally, Bank, Vroom and Dealership.

7.
Definitions and Word Meanings. The word “may” or any other term in this Agreement signifying a permissive, elective, or optional right of a party to act or decide, or to refuse to act or decide, will mean and be construed as providing the complete and absolute prerogative of that party to do so in its sole, unfettered discretion. The word “will” is a mandatory word denoting an obligation to pay or perform. Otherwise, unless the context otherwise clearly requires, the terms used in this Agreement must be given the meaning ascribed to them in accordance with the capitalized definitions established throughout this Agreement; the Uniform Commercial Code, as amended from time to time; and common and ordinary usage in law and commercial practice, respectively.

8.
Section Captions. The captions inserted at the beginning of each article, section, and subsection are for convenience only and do not limit, enlarge, modify, explain, or define the text thereof nor affect the construction or interpretation of this Agreement.

9.
Effective. This Agreement substitutes and supersedes any previously executed agreement between Dealership or Vroom and either or both of the Ally Parties concerning wholesale inventory floor plan finance accommodations and will govern Dealership’s inventory floor plan finance indebtedness to each of the Ally Parties now outstanding under any prior agreement (e.g., Wholesale Security Agreement, Bank or Ally Form 178 and all amendments to it) or incurred under this Agreement. This Agreement is not a novation or transformation of any prior obligation but merely restates and substitutes for any prior agreement related to inventory floor plan finance accommodations.

10.
Termination. This Agreement is effective until terminated upon the earlier of (i) the Maturity Date, (ii) an event of Default, at the non-defaulting party’s option exercised by sending written notice of termination to the defaulting party, or (iii) after receipt of a written notice of termination

Exhibit 10.1

sent as outlined below. Termination will not relieve any party from any duty or obligation incurred, or right, waiver, modification, or benefit bestowed, prior to the effective date of the termination.

i.
Dealership may at any time and for any or no reason provide written notice of termination to the Ally Parties that Dealership will no longer request the Ally Parties to provide additional Inventory Financing under this Agreement, and within sixty (60) days of sending this notice, Dealership will pay to the Ally Parties in full the Wholesale Outstandings, accrued Interest, late charges, expenses, Other Charges and any other payment obligations under this Agreement then outstanding. Provided that Dealership has not received notice indicating that one of the Ally Parties has assigned the Wholesale Outstandings owed by Dealership to such Ally Party and its rights, duties and obligations under this Agreement to another party (“Assignee”), Dealership’s termination pursuant to this Subsection III.K.10(a) will apply to both of the Ally Parties.

ii.
In the event that Dealership has received notice indicating that one of the Ally Parties has assigned the Wholesale Outstandings owed to such Ally Party and its rights, duties and obligations under this Agreement to an Assignee, then Dealership may provide written notice of termination to one of the Ally Parties or its Assignee that Dealership will no longer request such party to provide additional Inventory Financing under this Agreement, and at the time of sending this notice, Dealership will immediately pay to such party in full the Wholesale Outstandings, accrued Interest, late charges, expenses, Other Charges and any other payment obligations under this Agreement then outstanding to such party.

11.
Binding. This Agreement is binding on Bank, Ally, and Dealership and their respective successors, administrators, and assigns.

12.
No Third Party Beneficiary. Except as outlined in Section III.D.7, no Vehicle Seller or any person (other than Bank, Ally, Dealership, and Vroom) may rely on this Agreement or any term or provision contained in this Agreement.

13.
Severability. Any provision of this Agreement prohibited by law is ineffective only to the extent of the prohibition without invalidating the remaining provisions of this Agreement.

14.
Notice. Any notice required to be given by this Agreement or by law is deemed reasonably and properly given if sent to the other party within the time frame set forth in this Agreement, but in any event no less than ten (10) calendar days, at the address set forth in Section I above by any one of the following nonexclusive methods:

(a)
United States certified, registered, or first class mail, postage prepaid;

(b)
Use of a commercially recognized express delivery service;

(c)
Electronic mail or facsimile transmission; or

(d)
Personal delivery.

15.
Separate Credit Accommodations. Despite the fact that Ally may be acting as a servicer or agent on behalf of Bank, Dealership recognizes that Ally and Bank are providing separate credit accommodations to Dealership with the terms consolidated in a single document and credit line for the convenience of the parties. Bank is not responsible for the performance or conduct of Ally and Ally is not responsible for the performance or conduct of Bank. Dealership shall not assert against Bank any claim, defense or set-off relating to Ally and Dealership will not assert against Ally any claim, defense or set-off relating to Bank. This Agreement does not create any rights and obligations between Ally and Bank.

Exhibit 10.1

16.
Time of the Essence. Time is of the essence as to this Agreement. There is no grace period, right to cure, or other indulgence provided in the terms and conditions of this Agreement unless expressly provided for in this Agreement or in a separate writing signed by the party against whom it is asserted.

17.
Entire Agreement. This Agreement, together with the other Credit Documents, reflects the entire understanding of Bank, Ally, Vroom and Dealership concerning wholesale inventory floor plan finance accommodations and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. There are no other oral or implied agreements, understandings or representations among them. Dealership has not relied on any statement, promise, or representation made by anyone connected with Bank or Ally, except as provided in this Agreement or any related document.

18.
No Interpretive Presumptions. The language in this Agreement will be construed according to the fair and usual meaning of the language and will not be strictly construed for or against either party.

19.
Continued Cooperation. Dealership will execute and deliver to each of the Ally Parties any and all documents, notices, instruments, and other writings and perform all acts reasonably necessary and appropriate to fully implement the terms and conditions of this Agreement.

20.
Use of Pronouns. All personal pronouns, whether used in the masculine, feminine or neuter gender, will include all other genders; the singular will include plural, and the plural will include the singular.

21.
Counterparts. This Agreement may be signed in counterparts, each of which is deemed an original and all of which taken together constitute one and the same agreement. Any electronically placed or delivered (e.g., via fax or email) signatures of the parties constitute and are deemed original signatures for all purposes.

22.
Quarterly Executive Committee Meetings. The Ally Parties, Dealership and Vroom agree to conduct an “Executive Committee Meeting” each quarter, at such times and locations as may be agreed to by the parties

(a)
Participants may include, without limitation, Vroom’s CEO, CFO, Chief Revenue Officer, VP of Consumer Finance and Treasurer, and the Ally Parties’ Regional VP, Regional Executive Director and Sr. Director with responsibility for Vroom’s account

(b)
The topics to be discussed may include, without limitation used vehicle market conditions, the monthly, quarterly and annual results reflected in the financial statements provided by Vroom, and Vroom’s forecasted acquisition plans as they relate to floorplan capacity.

(c)
Matters discussed at the Executive Committee Meeting and materials prepared by the parties in connection therewith shall be held in confidence.

Agreed to as of the Effective Date.

Exhibit 10.1

[Signature page to Inventory Financing and Security
Agreement dated as of November 4, 2022.]

Ally Bank By: /s/ Stephen B. Gambrel Name: Stephen B. Gambrel Title: Authorized Representative Date: 11/4/2022	Vroom Automotive, LLC By: /s/ Robert R. Krakowiak Name: Robert R. Krakowiak Title: Chief Financial Officer Date: 11/4/2022

Ally Financial Inc. By: /s/ Stephen B. Gambrel Name: Stephen B. Gambrel Title: Authorized Representative Date: 11/4/2022	Vroom, Inc. By: /s/ Robert R. Krakowiak Name: Robert R. Krakowiak Title: Chief Financial Officer Date: 11/4/2022